UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2014

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TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Agreement

Third Amended and Restated Revolving Credit and Guaranty Agreement

On September 17, 2014, Tower International, Inc. (the “Company”) entered into a Third Amended and Restated Revolving Credit and Guaranty Agreement, dated as of September 17, 2014 (the “Amended Revolving Credit Facility Agreement”), by and among Tower Automotive Holdings USA, LLC (the “Borrower”), the Company, Tower Automotive Holdings I, LLC (“Holdco”), Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC (together with Tower Automotive Holdings II(a), LLC, “Foreign Holdco”), the subsidiary guarantors named therein (the “Guarantors”), the financial institutions from time to time party thereto, as Lenders and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as Administrative Agent (in such capacity, the “Agent”) for the Lenders.

The Amended Revolving Credit Facility Agreement amends and restates in its entirety the Second Amended and Restated Revolving Credit and Guaranty Agreement, dated as of June 19, 2013 (the “Existing Revolving Credit Facility Agreement”), by and among Borrower, Holdco, Foreign Holdco, the subsidiary guarantors named therein, the lenders party thereto and the Agent. The Amended Revolving Credit Facility Agreement provides for a cash flow revolving credit facility (the “Amended Revolving Credit Facility”) in the aggregate amount of up to $200 million. The expiration date for the Amended Revolving Credit Facility is September 17, 2019.

Advances under the Amended Revolving Credit Facility will bear interest at an alternate base rate (which is the highest of the Prime Rate, the Federal Funds Rate plus 0.50% and the Adjusted LIBOR Rate (as each such term is defined in the Amended Revolving Credit Facility Agreement) for a one month interest period plus 1%) plus a base rate margin or LIBOR plus a Eurodollar margin. As of the date of the Amended Revolving Credit Facility Agreement, the applicable margins were 2.50% per annum and 1.50% per annum for base rate and LIBOR based borrowings, respectively. Subsequent to the delivery of financial statements to the Lenders pursuant to the Amended Revolving Credit Facility Agreement, the applicable margins will be adjusted for changes in the Total Net Leverage Ratio (as defined in the Amended Revolving Credit Facility Agreement) as follows:

Total Net Leverage Ratio	Alternate Base Rate Margin	Eurodollar Margin
Less than 1.25 to 1.00	1.00%	2.00%
Greater than or equal to 1.25 to 1.00 but less than 1.75 to 1.00	1.25%	2.25%
Greater than or equal to 1.75 to 1.00 but less than 2.25 to 1.00	1.50%	2.50%
Greater than or equal to 2.25 to 1.00	1.75%	2.75%

The Amended Revolving Credit Facility is guaranteed by the Company, on an unsecured basis, and certain of the Company’s direct and indirect domestic subsidiaries, on a secured basis. The Amended Revolving Credit Facility is secured by the same assets of Borrower and the subsidiary guarantors that secured the obligations under the Existing Revolving Credit Facility Agreement. The Borrower’s and each subsidiary guarantor’s pledge of such assets as security for the obligations under the Amended Revolving Credit Facility is evidenced by a Revolving Credit Security Agreement, dated as of September 17, 2014, among the Borrower, the guarantors party thereto and the Agent (the “Security Agreement”).

The Amended Revolving Credit Facility Agreement contains customary covenants applicable to certain of the Company’s subsidiaries. The Amended Revolving Credit Facility Agreement contains financial maintenance covenant ratios requiring the Borrower and the Guarantors to maintain a ratio, as of the last day of any fiscal quarter, of (i) consolidated adjusted EBITDA to consolidated interest charges, each as defined in the Amended Revolving Credit Facility Agreement, of not less than 2.75 to 1.00 on a rolling four quarter basis; and (ii) total net debt to consolidated adjusted EBITDA not to exceed 3.50 to 1.00 on a rolling four quarter basis.

The Amended Revolving Credit Facility Agreement includes customary events of default and amounts due thereunder may be accelerated upon the occurrence of an event of default.

The description of the Amended Revolving Credit Facility Agreement is qualified in its entirety by reference to the full text of the Amended Revolving Credit Facility Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The description of the Security Agreement is qualified in its entirety by reference to the full text of the Security Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.

10.1	Third Amended and Restated Revolving Credit and Guaranty Agreement, dated as of September 17, 2014, by and among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC, the subsidiary guarantors named therein, each of the other financial institutions from time to time party thereto, as Lenders and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as Administrative Agent for the Lenders.

10.2	Revolving Credit Security Agreement, dated as of September 17, 2014, among Tower Automotive Holdings USA, LLC, the guarantors named therein and JPMorgan Chase Bank, N.A. as Agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Jeffrey Kersten
Name: Jeffrey Kersten
Title: Senior Vice President and Corporate Controller

Dated: September 19, 2014

EXHIBIT INDEX

Exhibit No.

10.1	Third Amended and Restated Revolving Credit and Guaranty Agreement, dated as of September 17, 2014, by and among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC, the subsidiary guarantors named therein, each of the other financial institutions from time to time party thereto, as Lenders and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as Administrative Agent for the Lenders.

10.2	Revolving Credit Security Agreement, dated as of September 17, 2014, among Tower Automotive Holdings USA, LLC, the guarantors named therein and JPMorgan Chase Bank, N.A. as Agent for the Lenders.

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